Virtus KAR Capital Growth Series and

Virtus Tactical Allocation Series (the “Series”),

each a series of Virtus Variable Insurance Trust

Supplement dated June 28, 2024 to the Series’ Summary Prospectuses,

Statutory Prospectuses and the Virtus Variable Insurance Trust Statement of Additional Information (“SAI”),

each dated April 29, 2024

Important Notice to Investors

Doug Foreman, CFA, will step down as a portfolio manager of the Series effective June 28, 2024, in anticipation of his previously announced retirement from the Series’ subadviser on December 31, 2024. There will be no changes to the investment processes for the Series, which are team oriented.

The Series’ Prospectuses and SAI will be amended to remove all references to Mr. Foreman effective June 29, 2024.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VVIT 8501-8507/KAR PM Announcement (6/2024)